                                  EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 12, 2002


                                                     /s/ Rick L. Arquilla
                                                     --------------------
                                                     Rick L. Arquilla

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 12, 2002



                              /s/ Charles H. Erhart, Jr.
                              --------------------------
                              Charles H. Erhart, Jr.

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 15, 2002


                                  /s/ Joel F. Gemunder
                                  --------------------
                                  Joel F. Gemunder

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 14, 2002


                                   /s/ Patrick P. Grace
                                   -------------------------------
                                   Patrick P. Grace

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 15, 2002


                                 /s/ Edward L. Hutton
                                 -------------------------------
                                 Edward L. Hutton

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 12, 2002


                                       /s/ Thomas C. Hutton
                                       -----------------------------
                                       Thomas C. Hutton

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 12, 2002


                                  /s/ Walter L. Krebs
                                  -------------------
                                  Walter L. Krebs

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 18, 2002


                                   /s/ Sandra E. Laney
                                   -------------------
                                   Sandra E. Laney

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 11, 2002


                                     /s/ Spencer S. Lee
                                     ------------------
                                     Spencer S. Lee

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 12, 2002


                                        /s/ John M. Mount
                                        -----------------
                                        John M. Mount

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 15, 2002


                                  /s/ Donald E. Saunders
                                  ----------------------
                                  Donald E. Saunders

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated: March 12, 2002


                                         /s/ George J. Walsh III
                                         -----------------------
                                         George J. Walsh III